Exhibit 99.1

ANNEX A

The Trust Student Loan Pool as of April 30, 2017

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•	was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2017, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date. The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,398,393 to be capitalized as of the statistical disclosure date. Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding. The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans. For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan. The following tables reflect those loan segments within the number of loans. In addition, 24 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction. Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF

THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$764,690,419
Aggregate Outstanding Principal Balance – Treasury Bill	$98,543,806
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	12.89%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$666,134,293
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.11%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$12,320
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	0.00%
Number of Borrowers	24,288
Average Outstanding Principal Balance Per Borrower	$31,484
Number of Loans	42,475
Average Outstanding Principal Balance Per Loan – Treasury Bill	$26,925
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$17,162
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$12,320
Weighted Average Remaining Term to Scheduled Maturity	178 months
Weighted Average Annual Interest Rate	6.02%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments. The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date. See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY BORROWER INTEREST RATES AS OF THE STATISTICAL

DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$23,153	*
3.01% to 3.50%	2,975	39,412,860	5.2%
3.51% to 4.00%	2,791	54,244,612	7.1
4.01% to 4.50%	7,955	101,200,403	13.2
4.51% to 5.00%	8,960	127,086,826	16.6
5.01% to 5.50%	1,925	31,671,257	4.1
5.51% to 6.00%	2,215	39,024,861	5.1
6.01% to 6.50%	3,386	62,918,430	8.2
6.51% to 7.00%	3,428	71,455,036	9.3
7.01% to 7.50%	1,415	31,891,765	4.2
7.51% to 8.00%	3,104	77,004,195	10.1
8.01% to 8.50%	3,261	87,496,497	11.4
Equal to or greater than 8.51%	1,059	41,260,524	5.4

Total	42,475	$764,690,419	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date. Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date. See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY

OUTSTANDING PRINCIPAL BALANCE PER BORROWER

AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	3,447	$7,791,201	1.0%
$5,000.00-$9,999.99	4,119	31,022,795	4.1
$10,000.00-$14,999.99	2,972	36,465,370	4.8
$15,000.00-$19,999.99	2,178	37,973,010	5.0
$20,000.00-$24,999.99	1,910	42,940,552	5.6
$25,000.00-$29,999.99	1,553	42,439,988	5.5
$30,000.00-$34,999.99	1,220	39,612,538	5.2
$35,000.00-$39,999.99	981	36,754,664	4.8
$40,000.00-$44,999.99	785	33,229,312	4.3
$45,000.00-$49,999.99	681	32,326,583	4.2
$50,000.00-$54,999.99	590	30,928,798	4.0
$55,000.00-$59,999.99	495	28,481,343	3.7
$60,000.00-$64,999.99	418	26,095,045	3.4
$65,000.00-$69,999.99	359	24,200,889	3.2
$70,000.00-$74,999.99	300	21,726,069	2.8
$75,000.00-$79,999.99	236	18,274,081	2.4
$80,000.00-$84,999.99	218	17,975,595	2.4
$85,000.00-$89,999.99	177	15,468,150	2.0
$90,000.00-$94,999.99	156	14,459,015	1.9
$95,000.00-$99,999.99	167	16,265,445	2.1
$100,000.00 and above	1,326	210,259,977	27.5

Total	24,288	$764,690,419	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY DELINQUENCY STATUS AS OF THE

STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	40,589	$712,096,805	93.1%
31-60 days	730	17,143,043	2.2
61-90 days	320	9,554,560	1.2
91-120 days	199	5,621,909	0.7
121-150 days	140	5,371,985	0.7
151-180 days	112	3,385,700	0.4
181-210 days	70	2,224,713	0.3
Greater than 210 days	315	9,291,704	1.2

Total	42,475	$764,690,419	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY REMAINING TERM TO SCHEDULED MATURITY

AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	129	$56,080	*
4 to12	1,343	861,629	0.1%
13 to 24	1,207	2,216,912	0.3
25 to 36	1,500	5,066,717	0.7
37 to 48	1,490	7,379,903	1.0
49 to 60	1,980	11,757,496	1.5
61 to 72	5,535	30,059,539	3.9
73 to 84	2,387	18,278,319	2.4
85 to 96	1,828	17,149,445	2.2
97 to 108	1,706	19,058,145	2.5
109 to 120	1,848	26,343,175	3.4
121 to 132	4,777	79,972,719	10.5
133 to 144	2,489	55,582,547	7.3
145 to 156	1,859	44,628,629	5.8
157 to 168	1,514	40,713,736	5.3
169 to 180	1,386	38,976,584	5.1
181 to 192	3,270	83,320,542	10.9
193 to 204	1,278	40,024,281	5.2
205 to 216	1,003	35,075,359	4.6
217 to 228	881	36,347,131	4.8
229 to 240	704	29,312,858	3.8
241 to 252	616	28,869,660	3.8
253 to 264	420	21,636,719	2.8
265 to 276	326	16,657,474	2.2
277 to 288	209	12,145,902	1.6
289 to 300	273	16,676,999	2.2
301 to 312	190	15,301,151	2.0
313 to 324	61	4,630,019	0.6
325 to 336	57	5,481,754	0.7
337 to 348	57	5,654,557	0.7
349 to 360	100	10,565,280	1.4
361 and above	52	4,889,157	0.6

Total	42,475	$764,690,419	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY CURRENT BORROWER PAYMENT STATUS

AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,507	$33,506,007	4.4%
Forbearance	2,191	66,842,653	8.7
Repayment
First year in repayment	456	22,439,929	2.9
Second year in repayment	427	21,355,639	2.8
Third year in repayment	549	23,971,052	3.1
More than 3 years in repayment	37,345	596,575,139	78.0

Total	42,475	$764,690,419	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date. The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 117.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN

STATUS OF THE TRUST STUDENT LOANS BY

CURRENT BORROWER PAYMENT STATUS AS OF THE

STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	18.6	—	213.0
Forbearance	—	4.7	205.1
Repayment	—	—	172.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future. Of the $33,506,007 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $23,397,486 or approximately 69.8% of such loans are to borrowers who had not graduated as of that date. We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs. As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans. See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS

AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	313	$5,942,942	0.8%
Alaska	69	1,455,293	0.2
Arizona	1,312	23,760,829	3.1
Arkansas	216	3,767,665	0.5
California	3,885	72,481,339	9.5
Colorado	697	11,649,499	1.5
Connecticut	644	9,260,886	1.2
Delaware	117	1,884,597	0.2
District of Columbia	183	4,150,380	0.5
Florida	3,412	84,145,406	11.0
Georgia	1,434	30,913,938	4.0
Hawaii	140	3,437,607	0.4
Idaho	137	2,659,111	0.3
Illinois	1,644	26,662,472	3.5
Indiana	2,699	45,720,360	6.0
Iowa	183	2,474,840	0.3
Kansas	701	9,962,049	1.3
Kentucky	504	8,027,852	1.0
Louisiana	1,548	25,911,642	3.4
Maine	181	4,306,927	0.6
Maryland	1,257	26,510,469	3.5
Massachusetts	1,547	23,519,375	3.1
Michigan	740	14,924,406	2.0
Minnesota	434	6,638,755	0.9
Mississippi	348	7,065,673	0.9
Missouri	790	13,963,245	1.8
Montana	57	1,177,595	0.2
Nebraska	76	1,151,884	0.2
Nevada	214	4,661,080	0.6
New Hampshire	367	5,178,969	0.7
New Jersey	1,124	19,443,582	2.5
New Mexico	148	2,877,832	0.4
New York	3,238	52,781,254	6.9
North Carolina	1,043	20,145,866	2.6
North Dakota	16	343,827	*
Ohio	241	4,627,572	0.6
Oklahoma	523	7,873,365	1.0
Oregon	513	8,713,947	1.1
Pennsylvania	1,547	24,963,432	3.3
Rhode Island	114	1,412,873	0.2
South Carolina	478	9,605,670	1.3
South Dakota	40	780,345	0.1
Tennessee	606	11,143,351	1.5
Texas	3,376	57,435,106	7.5
Utah	118	3,265,268	0.4
Vermont	74	1,299,348	0.2
Virginia	1,312	22,046,508	2.9
Washington	1,117	16,750,878	2.2
West Virginia	218	3,500,409	0.5
Wisconsin	402	5,541,219	0.7
Wyoming	27	430,147	0.1
Other	351	6,341,530	0.8

Total	42,475	$764,690,419	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments. Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan. The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans. For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans. Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans. Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis. The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income. Under that plan, ultimate repayment may be delayed up to five years. Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans. These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT

TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	23,376	$341,042,309	44.6%
Other Repayment Options(1)	15,919	300,607,524	39.3
Income-driven Repayment(2)	3,180	123,040,585	16.1

Total	42,475	$764,690,419	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 505 loans with an aggregate outstanding principal balance of $19,561,120 currently in an interest-only period. These interest-only loans represent approximately 2.6% of the aggregate outstanding principal balance of the trust student loans. Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date. If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN

TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	20,968	$325,633,121	42.6%
Unsubsidized	21,507	439,057,298	57.4

Total	42,475	$764,690,419	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY DATE OF DISBURSEMENT AS OF

THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	138	$4,224,313	0.6%
October 1, 1993 through June 30, 2006	42,337	760,466,106	99.4
July 1, 2006 and later	0	0	0.0

Total	42,475	$764,690,419	100.0%

Guaranty Agencies for the Trust Student Loans. The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY GUARANTY AGENCY AS OF

THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,067	$13,809,290	1.8%
College Assist	9	589,115	0.1
Educational Credit Management Corporation	1,269	22,105,483	2.9
Great Lakes Higher Education Corporation	349	8,960,494	1.2
Illinois Student Assistance Comm	1,112	17,039,895	2.2
Kentucky Higher Educ. Asst. Auth.	280	3,557,709	0.5
Lousiana Office Of Student Financial Asst	310	4,057,281	0.5
Michigan Guaranty Agency	326	5,993,187	0.8
New Jersey Higher Ed Student Assistance Authority	1,171	17,921,382	2.3
New York State Higher Ed Services Corp	3,815	56,523,512	7.4
Northwest Education Loan Association	2,224	31,692,694	4.1
Oklahoma Guaranteed Stud Loan Prog	458	6,431,030	0.8
Pennsylvania Higher Education Assistance Agency	2,286	33,803,502	4.4
Texas Guaranteed Student Loan Corp	1,482	26,820,885	3.5
United Student Aid Funds, Inc.	26,317	515,384,961	67.4

Total	42,475	$764,690,419	100.0%